SUB-ITEM 77o

             MORGAN STANLEY CALIFORNIA QUALITY MUNICIPAL SECURITIES
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        NOVEMBER 1, 2009 - APRIL 30, 2010

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
                                                                     AMOUNT OF    % OF    % OF
                                      OFFERING                        SHARES    OFFERING  FUNDS
    SECURITY      PURCHASE/  SIZE OF  PRICE OF     TOTAL AMOUNT      PURCHASED PURCHASED  TOTAL
    PURCHASED    TRADE DATE OFFERING   SHARES       OF OFFERING       BY FUND   BY FUND  ASSETS       BROKERS        PURCHASED FROM
---------------- ---------- -------- --------- -------------------- ---------- --------- ------ ------------------- ----------------
   Puerto Rico    01/28/10     --      $96.909       $1,823,757,271  1,000,000     0.05%  0.65%      Citi, BofA         Citigroup
    Sales Tax                                                                                      Merrill Lynch,
    Financing                                                                                         Barclays
   Corporation                                                                                        Capital,
 cusip 74529JKK0                                                                                  Goldman, Sachs &
                                                                                                      Co., J.P.
                                                                                                   Morgan, Morgan
                                                                                                    Stanley, RBC
                                                                                                  Capital Markets,
                                                                                                    UBS Financial
                                                                                                      Services
                                                                                                   Incorporated of
                                                                                                    Puerto Rico,
                                                                                                     Wells Fargo
                                                                                                     Securities,
                                                                                                      BBVARPR,
                                                                                                  FirstBank Puerto
                                                                                                  Rico Securities,
                                                                                                       Popular
                                                                                                     Securities,
                                                                                                      Santander
                                                                                                     Securities,
                                                                                                   Scotia Capital

  Department of    3/25/10     --     $101.501         $930,155,000  1,250,000     0.13%  0.81%        Siebert      Siebert Branford
Airports of City                                                                                   Brandford Shank         Shank
 of Los Angeles,                                                                                     & Co., LLC,
   California                                                                                         Barclays
   5.000% due                                                                                      Capital, De La
    5/15/2035                                                                                        Rosa & Co.,
                                                                                                   Morgan Stanley

   Puerto Rico     3/26/10     --      $97.768         $822,210,000    500,000     0.06%  0.33%     J.P. Morgan,        JP Morgan
 Electric Power                                                                                     Citi, Morgan
Authority 5.250%                                                                                      Stanley,
  due 7/1/2040                                                                                        Barclays
                                                                                                    Capital, BofA
                                                                                                   Merrill Lynch,
                                                                                                   Goldman Sachs &
                                                                                                   Co., Ramirez &
                                                                                                      Co. Inc.,
                                                                                                      Raymond
                                                                                                       James,
                                                                                                     RBC Capital
                                                                                                    Markets, UBS
                                                                                                      Financial
                                                                                                      Services
                                                                                                   Incorporated of
                                                                                                    Puerto Rico,
                                                                                                     Wells Fargo
                                                                                                     Securities,
                                                                                                     BBVAPR MSD,
                                                                                                  FirstBank Puerto
                                                                                                  Rico Securities,
                                                                                                      Oriental
                                                                                                      Financial
                                                                                                      Services,
                                                                                                       Popular
                                                                                                     Securities,
                                                                                                      Santander
                                                                                                     Securities
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